EXHIBIT 99.16.a

Program: Washington Mutual Mortgage Securities Corp. as sponsor of prior securitized pools of sub-prime residential mortgage loans for which WaMu Asset Acceptance Corp. acted as depositor in a registered transaction

Original Characteristics of Prior Securitized Pools of Sub-Prime Conduit Loans (All Liens)

Series Designation for Prior Securitied Pools:	WMABS 06-HE5		WMABS 06-HE4		WMABS 06-HE3
Mortgage Loan Characteristics as of Pool Settlement Date (1):	12/07/2006		10/26/2006		09/26/2006

Number of Mortgage Loans	3,328		1,873		1,848
Aggregate Principal Balance	$641,653,690.97		$291,043,918.73		$411,285,689.65
Approximate Weighted Average Mortgage Interest Rate	8.31%		8.50%		8.16%

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Range Mortgage Interest Rates:	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
0.000 - 2.000%	0	0.00%	0	0.00%	0	0.00%
2.001 - 3.000%	0	0.00%	0	0.00%	0	0.00%
3.001 - 4.000%	0	0.00%	0	0.00%	0	0.00%
4.001 - 5.000%	0	0.00%	0	0.00%	0	0.00%
5.001 - 6.000%	0	0.00%	1	0.10%	6	0.48%
6.001 - 7.000%	239	10.36%	103	8.78%	278	19.89%
7.001 - 8.000%	1,088	40.98%	467	31.24%	520	32.29%
8.001 - 9.000%	849	27.91%	567	33.65%	486	27.65%
9.001 or Greater%	1,152	20.76%	735	26.24%	558	19.69%

Approximate Weighted Average Original Term (in months)	352.46		353.38		354.59
Approximate Weighted Average Remaining Term (in months)	349.23		350.09		350.9
Approximate Weighted Average Loan-To-Value Ratio	78.20%		77.90%		76.52%
Approximate Weighted Average Credit Score (2)	626.47		631.48		622.54
Minimum Credit Score (2)	500		501		500
Maximum Credit Score (2)	821		807		797

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Property Type	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Single Family Residence	2,528	74.34%	1,518	75.19%	1,343	70.60%
Duplex	157	5.30%	54	3.75%	106	6.69%
Triplex	32	1.52%	25	2.52%	20	1.45%
Fourplex	15	0.73%	20	1.51%	14	1.16%
Townhouse	0	0.00%	5	0.28%	0	0.00%
Low Rise Condominium - 1-3 Stories	210	5.06%	70	4.12%	120	6.09%
Planned Unit Development	370	12.55%	179	12.52%	240	13.74%
Housing Cooperative	0	0.00%	1	0.06%	0	0.00%
Other	16	0.50%	1	0.05%	5	0.29%

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Loan Purpose	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Purchase/Construction To Perm	1,492	37.74%	1,112	57.70%	590	27.41%
Rate/Term Refinance	173	4.68%	112	5.42%	145	7.33%
Cash Out Refinance	1,663	57.57%	649	36.88%	1,113	65.26%
Other	0	0.00%	0	0.00%	0	0.00%

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Geographic Concentration (3)	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Alabama	10	0.26%	10	0.43%	1	0.05%
Alaska	4	0.16%	7	0.66%	0	0.00%
Arizona	116	2.93%	114	6.18%	24	1.27%
Arkansas	7	0.11%	15	0.53%	0	0.00%
California	583	27.82%	174	17.17%	509	39.17%
Colorado	80	1.83%	52	3.03%	62	2.64%
Connecticut	23	0.76%	7	0.38%	43	1.97%
Delaware	0	0.00%	0	0.00%	4	0.16%
District Of Columbia	0	0.00%	2	0.12%	2	0.12%
Florida	576	16.07%	169	10.06%	410	18.32%
Georgia	74	1.58%	59	2.54%	21	0.90%
Hawaii	36	1.78%	0	0.00%	6	0.42%
Idaho	2	0.05%	8	0.41%	2	0.13%
Illinois	255	7.32%	79	5.04%	148	7.05%
Indiana	18	0.25%	52	1.45%	14	0.36%
Iowa	3	0.06%	3	0.11%	3	0.05%
Kansas	7	0.11%	7	0.28%	0	0.00%
Kentucky	15	0.19%	34	1.10%	5	0.17%
Louisiana	22	0.44%	17	0.86%	7	0.14%
Maine	1	0.02%	0	0.00%	5	0.26%
Maryland	151	5.52%	45	3.35%	70	3.94%
Massachusetts	30	1.21%	10	1.34%	13	0.93%
Michigan	265	4.67%	72	2.77%	34	0.93%
Minnesota	29	0.72%	9	0.45%	3	0.12%
Mississippi	13	0.33%	9	0.23%	2	0.03%
Missouri	51	0.83%	75	2.56%	8	0.32%
Montana	0	0.00%	0	0.00%	0	0.00%
Nebraska	7	0.09%	5	0.19%	4	0.07%
Nevada	78	2.40%	51	3.73%	36	2.00%
New Hampshire	1	0.01%	1	0.12%	1	0.04%
New Jersey	54	2.32%	21	1.98%	42	2.20%
New Mexico	27	0.58%	9	0.54%	6	0.34%
New York	117	5.80%	24	1.60%	76	5.27%
North Carolina	27	0.54%	60	2.00%	24	0.66%
North Dakota	0	0.00%	0	0.00%	0	0.00%
Ohio	61	0.98%	116	3.87%	10	0.21%
Oklahoma	17	0.25%	42	1.42%	21	0.40%
Oregon	63	1.53%	35	2.33%	20	1.17%
Pennsylvania	68	1.50%	80	2.41%	34	1.06%
Rhode Island	9	0.25%	4	0.36%	1	0.08%
South Carolina	8	0.20%	18	0.65%	12	0.34%
South Dakota	4	0.03%	3	0.09%	0	0.00%
Tennessee	20	0.31%	48	1.80%	6	0.17%
Texas	216	3.17%	200	7.44%	38	1.03%
Utah	5	0.13%	21	1.10%	7	0.30%
Virginia	81	2.33%	44	2.34%	71	3.22%
Vermont	0	0.00%	0	0.00%	1	0.05%
Washington	73	2.23%	54	4.62%	27	1.43%
Wisconsin	18	0.29%	1	0.10%	6	0.15%
West Virginia	1	0.01%	4	0.10%	9	0.39%
Wyoming	2	0.03%	3	0.13%	0	0.00%
Other	0	0.00%	0	0.00%	0	0.00%

Notes:
(1) Weighted averages refer to weighted averages
by principal balance.

(2) Excludes mortgage loans for which no credit
score was available.

(3) Percentage of aggregate pool balance represented
by mortgage loans in the specified state.